Exhibit 99.2

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF INCOME

	For the year ended December 31,
	2015	2014	2013
Operating revenues:	(unaudited, in millions, except per unit amounts)
Commodity sales	$2,573.4	$5,487.8	$5,155.4
Commodity sales - affiliate	73.0	206.1	213.1
Transportation and other services	2,369.6	2,191.8	1,690.0
Transportation and other services - affiliate	130.1	79.0	58.6
	5,146.1	7,964.7	7,117.1
Operating expenses:
Commodity costs	2,295.1	5,026.7	4,829.4
Commodity costs - affiliate	77.8	119.2	119.5
Environmental costs, net of recoveries	3.1	97.3	273.7
Operating and administrative	501.2	462.4	480.8
Operating and administrative - affiliate	470.1	472.0	437.6
Power	259.5	226.6	147.7
Goodwill impairment	246.7	-	-
Asset impairment	74.8	15.6	-
Depreciation and amortization	536.2	458.2	388.0
	4,464.5	6,878.0	6,676.7
Operating income	681.6	1,086.7	440.4
Interest expense, net	(322.0)	(403.2)	(320.4)
Allowance for equity used during construction	70.3	57.2	43.1
Other income	29.3	8.9	16.0
Income before income tax expense	459.2	749.6	179.1
Income tax expense	(4.9)	(9.6)	(18.7)
Net income	454.3	740.0	160.4
Less: Net income attributable to:
Noncontrolling interest	221.1	263.3	88.3
Series 1 preferred unit distributions	90.0	90.0	58.2
Accretion of discount on Series 1 preferred units	11.2	14.9	9.2
Net income attributable to general and limited partner ownership
interest in Enbridge Energy Partners, L.P.	$132.0	$371.8	$4.7
Net income (loss) allocable to common units and i-units	$(84.8)	$218.4	$(122.7)

Net income (loss) per common unit and i-unit (basic and diluted)	$(0.25)	$0.67	$(0.39)
Weighted average common units and i-units outstanding (basic and diluted)	339.1	328.2	316.2
Cash distributions paid per limited partner unit outstanding	$2.31	$2.20	$2.17

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the year ended December 31,
	2015	2014	2013
	(unaudited, in millions)
Cash provided by operating activities:
Net income	$454.3	$740.0	$160.4
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	536.2	458.2	388.0
Derivative fair value net (gains) losses	(25.1)	(72.0)	28.6
Inventory market price adjustments	5.8	11.4	3.4
Asset impairment	74.8	15.6	-
Environmental costs, net of recoveries	5.6	82.2	308.1
Distributions from investment in joint ventures	29.2	12.2	-
Equity earnings from investment in joint ventures	(29.2)	(13.2)	-
Income taxes	3.8	7.8	22.9
Goodwill impairment	246.7	-	-
Allowance for equity used during construction	(70.3)	(57.2)	(43.1)
Amortization of debt issuance and hedging costs	17.7	9.4	10.5
Loss (gain) on sale of assets	3.2	-	(17.1)
Other	(1.1)	7.3	(3.9)
Changes in operating assets and liabilities, net of acquisitions:
Receivables, trade and other	20.9	1.7	125.0
Due from General Partner and affiliates	(17.5)	0.7	(12.6)
Accrued receivables	182.4	(50.1)	286.1
Inventory	53.3	(10.7)	(21.2)
Current and long-term other assets	(29.5)	(47.1)	(24.1)
Due to General Partner and affiliates	46.0	22.4	79.1
Accounts payable and other	3.5	(101.1)	85.1
Environmental liabilities	(43.7)	(143.1)	(174.9)
Accrued purchases	(229.6)	(89.9)	13.8
Interest payable	24.5	6.6	4.3
Property and other taxes payable	7.2	26.1	(0.7)
Settlement of interest rate derivatives	(238.3)	(0.4)	(5.3)
Net cash provided by operating activities	1,030.8	816.8	1,212.4

Cash used in investing activities:
Additions to property, plant and equipment	(2,116.8)	(2,933.6)	(2,409.9)
Changes in restricted cash	65.4	(27.6)	(69.4)
Asset acquisitions	(85.0)	(0.2)	(0.9)
Proceeds from the sale of net assets	6.6	-	44.7
Investment in joint ventures	(4.2)	(36.7)	(188.6)
Distributions from investment in joint ventures in excess of cumulative earnings	12.0	27.8	-
Other	(4.4)	(6.3)	(18.8)
Net cash used in investing activities	(2,126.4)	(2,976.6)	(2,642.9)

Cash provided by financing activities:
Net proceeds from Series 1 preferred unit issuance	-	-	1,199.2
Net proceeds from unit issuances	294.8	-	519.3
Distributions to partners	(835.9)	(727.9)	(708.9)
Repayments to General Partner	(306.0)	(12.0)	(12.0)
Proceeds from issuance of long-term debt, net of discounts	1,600.0	398.1	-
Repayments on long-term debt	-	(200.0)	(200.0)
Net borrowings under credit facilities	80.0	1,185.0	335.0
Net commercial paper borrowings (repayments)	(286.1)	312.1	(859.9)
Debt issuance costs	(24.9)	-	-
Contribution from noncontrolling interest	863.3	1,391.6	1,148.5
Distributions to noncontrolling interest	(339.4)	(154.0)	(53.8)
Net cash provided by financing activities	1,045.8	2,192.9	1,367.4

Net increase (decrease) in cash and cash equivalents	(49.8)	33.1	(63.1)
Cash and cash equivalents at beginning of year	197.9	164.8	227.9
Cash and cash equivalents at end of period	$148.1	$197.9	$164.8

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

	December 31,
	2015	2014
	(unaudited, in millions)
ASSETS
Current assets:
Cash and cash equivalents	$148.1	$197.9
Restricted cash	37.6	97.0
Receivables, trade and other, net of allowance for doubtful accounts of $2.5 and $1.8 in
2015 and 2014, respectively	25.2	46.2
Due from General Partner and affiliates	59.4	41.4
Accrued receivables	77.9	260.3
Inventory	35.1	94.2
Other current assets	173.0	218.4
	556.3	955.4
Property, plant and equipment, net	17,412.4	15,692.7
Goodwill	-	246.7
Intangible assets, net	280.0	254.8
Other assets, net	567.1	597.3
	$18,815.8	$17,746.9
LIABILITIES AND PARTNERS’ CAPITAL
Current liabilities:
Due to General Partner and affiliates	$190.9	$143.7
Accounts payable and other	654.9	777.7
Environmental liabilities	95.8	141.7
Accrued purchases	146.1	375.7
Interest payable	98.9	74.6
Property and other taxes payable	103.7	96.5
Note payable to General Partner	-	306.0
Current maturities of long-term debt	300.0	-
	1,590.3	1,915.9
Long-term debt	7,769.9	6,675.2
Due to General Partner and affiliates	238.3	148.3
Other long-term liabilities	305.2	278.1
	9,903.7	9,017.5
Commitments and contingencies
Partners’ capital:
Series 1 preferred units (48,000,000 outstanding at December 31, 2015 and 2014)	1,186.8	1,175.6
Class D units (66,100,000 outstanding at December 31, 2015 and 2014)	2,517.6	2,516.8
Class E units (18,114,975 outstanding at December 31, 2015)	778.2	-
Class A common units (262,208,428 and 254,208,428 outstanding at December 31,2015
and 2014, respectively)	-	235.5
Class B common units (7,825,500 outstanding at December 31, 2015 and 2014)	-	-
i-units (73,285,739 and 68,305,187 outstanding at December 31, 2015 and
2014, respectively)	212.6	712.6
Incentive distribution units (1,000 outstanding at December 31, 2015 and 2014)	495.0	493.0
General Partner	147.4	198.3
Accumulated other comprehensive loss	(370.0)	(211.4)
Total Enbridge Energy Partners, L.P. partners’ capital	4,967.6	5,120.4
Noncontrolling interest	3,944.5	3,609.0
Total partners’ capital	8,912.1	8,729.4
	$18,815.8	$17,746.9

NET INCOME PER LIMITED PARTNER UNIT

We allocate our net income among our Series 1 Preferred Units, or Preferred Units, our General Partner interest, and our limited partner units using the two-class method in accordance with applicable authoritative accounting guidance. Under the two-class method, we allocate our net income attributable to our General Partner and our limited partners according to the distribution formula for available cash as set forth in our partnership agreement. We allocate our net income to our limited partners owning Class D units and Class E units equal to the distributions that they receive. We also allocate any earnings in excess of distributions to our General Partner and limited partners owning Class A and B common units and i-units utilizing the distribution formula for available cash specified in our partnership agreement. We allocate any distributions in excess of earnings for the period to our General Partner and limited partners owning Class A and B common units and i-units based on their sharing of losses of 2% and 98%, respectively, as set forth in our partnership agreement. We allocate distributions to the General Partner and limited partners based upon the distribution rates and percentages set forth in the following table:

Distribution Targets	Portion of Quarterly Distribution Per Unit	Percentage Distributed to General Partner and IDUs(1)	Percentage Distributed to Limited partners
Minimum Quarterly Distribution	Up to $0.5435	2%	98%
Target Distribution	> $0.5435	25%	75%

(1)	For distributions in excess of the Minimum Quarterly Distribution, this percentage includes both the General Partner's distributions of 2% and the distribution to the Incentive Distribution Unit holder, a wholly-owned subsidiary of our General Partner.

Equity Restructuring Transaction

On July 1, 2014, we entered into an equity restructuring transaction, or Equity Restructuring, with the General Partner in which the General Partner irrevocably waived its right to receive cash distributions and allocations of items of income, gain, deduction, and loss in excess of 2% in respect of its general partner interest in the incentive distribution rights, or Previous IDRs, in exchange for the issuance to a wholly-owned subsidiary of the General Partner of (i) 66.1 million units of a new class of limited partner interests designated as Class D units, and (ii) 1,000 units of a new class of limited partner interests designated as Incentive Distribution Units, or IDUs. Prior to this transaction, we allocated distributions to the General Partner and limited partners as follows:

Distribution Targets	Portion of Quarterly Distribution Per Unit	Percentage Distributed to General Partner	Percentage Distributed to Limited partners
Minimum Quarterly Distribution	Up to $0.295	2%	98%
First Target Distribution	> $0.295 to $0.35	15%	85%
Second Target Distribution	> $0.35 to $0.495	25%	75%
Over Second Target Distribution	In excess of $0.495	50%	50%

Alberta Clipper Drop Down

On January 2, 2015, we completed a transaction to acquire from our General Partner the remaining 66.7% interest in the U.S. portion of the Alberta Clipper Pipeline. The consideration consisted of issuance to the General Partner of 18,114,975 units of a new class of limited partner interests designated as Class E units.

We determined basic and diluted net income (loss) per common unit and i-unit as follows:

	For the year ended December 31,
	2015	2014	2013
	(unaudited, in millions, except per unit amounts)
Net income	$454.3	$740.0	$160.4
Less Net income attributable to:
Noncontrolling interest	(221.1)	(263.3)	(88.3)
Series 1 preferred unit distributions	(90.0)	(90.0)	(58.2)
Accretion of discount on Series 1 preferred units	(11.2)	(14.9)	(9.2)
Net income attributable to general and limited partner interests
in Enbridge Energy Partners, L.P.	132.0	371.8	4.7
Less distributions:
Incentive distributions	(18.9)	(39.1)	(129.9)
Distributed earnings attributed to our General Partner	(20.5)	(17.3)	(14.2)
Distributed earnings attributed to Class D and Class E units	(195.3)	(107.5)	-
Total distributed earnings to our General Partner, Class D and Class
E units and IDUs	(234.7)	(163.9)	(144.1)
Total distributed earnings attributed to our common units and i-units	(791.4)	(731.0)	(695.6)
Total distributed earnings	(1,026.1)	(894.9)	(839.7)
Overdistributed earnings	$(894.1)	$(523.1)	$(835.0)
Weighted average common units and i-units outstanding	339.1	328.2	316.2

Basic and diluted earnings per unit:
Distributed earnings per common unit and i-unit (1)	$2.33	$2.23	$2.20
Overdistributed earnings per common unit and i-unit (2)	(2.58)	(1.56)	(2.59)
Net income (loss) per common unit and i-unit (basic and diluted) (3)	$(0.25)	$0.67	$(0.39)

(1)	Represents the total distributed earnings to common units and i-units divided by the weighted average number of common units and i-units outstanding for the period.
(2)	Represents the common units' and i-unit’s share (98%) of distributions in excess of earnings divided by the weighted average number of common units and i-units outstanding for the period and overdistributed earnings allocated to the common units and i-units based on the distribution waterfall that is outlined in our partnership agreement.
(3)	For the years ended December 31, 2015, 2014 and 2013, 43,201,310 anti-dilutive Preferred Units were excluded from the if-converted method of calculating diluted earnings per unit. For the years ended December 31, 2015 and 2014, 66,100,000 anti-dilutive Class D units were excluded from the if-converted method of calculating diluted earnings per unit. For the year ended December 31, 2015, 18,114,975 anti-dilutive Class E units were excluded from the if-converted method of calculating diluted earnings per unit.

SEGMENT INFORMATION

Our business is divided into operating segments, defined as components of the enterprise, about which financial information is available and evaluated regularly by our Chief Operating Decision Maker, collectively comprised of our senior management, in deciding how resources are allocated and performance is assessed.

Each of our reportable segments is a business unit that offers different services and products and is managed separately, since each business segment requires different operating strategies. We have segregated our business activities into two distinct operating segments:

•	Liquids; and

•	Natural Gas.

During the first quarter of 2014, we changed our reporting segments. The Marketing segment was combined with the Natural Gas segment to form one new segment called "Natural Gas." There was no change to the Liquids segment.

This change was a result of our reorganization resulting from the MEP Offering, which prompted management to reassess the presentation of our reportable segments considering the financial information available and evaluated regularly by our Chief Operating Decision Maker. The new segment is consistent with how management makes resource allocation decisions and evaluates performance, and furthers the achievement of our long-term objectives. Financial information for the year ended December 31, 2013, has been restated to reflect the change in reporting segments.

The following tables present certain financial information relating to our business segments and corporate activities:

	As of and for the year ended December 31, 2015
	Liquids	Natural Gas	Corporate (1)	Total
	(unaudited, in millions)
Operating revenues: (2)
Commodity sales	$-	$2,646.4	$-	$2,646.4
Transportation and other services	2,303.4	196.3	-	2,499.7
	2,303.4	2,842.7	-	5,146.1
Operating expenses:
Commodity costs	-	2,372.9	-	2,372.9
Environmental costs, net of recoveries	3.1	-	-	3.1
Operating and administrative	605.9	351.0	14.4	971.3
Power	259.5	-	-	259.5
Goodwill impairment	-	246.7	-	246.7
Asset impairment	62.5	12.3	-	74.8
Depreciation and amortization	378.4	157.8	-	536.2
	1,309.4	3,140.7	14.4	4,464.5
Operating income (loss)	994.0	(298.0)	(14.4)	681.6
Interest expense, net	-	-	(322.0)	(322.0)
Allowance for equity used during construction	-	-	70.3	70.3
Other income	-	29.3 (3)	-	29.3
Income (loss) before income tax expense	994.0	(268.7)	(266.1)	459.2
Income tax expense	-	-	(4.9)	(4.9)
Net income (loss)	994.0	(268.7)	(271.0)	454.3
Less: Net income attributable to:
Noncontrolling interest	-	-	221.1	221.1
Series 1 preferred unit distributions	-	-	90.0	90.0
Accretion of discount on Series 1 preferred units	-	-	11.2	11.2
Net income (loss) attributable to general and limited partner
ownership interests in Enbridge Energy Partners, L.P.	$994.0	$(268.7)	$(593.3)	$132.0
Total assets	$13,484.1	$5,142.3 (4)	$189.4	$18,815.8
Capital expenditures (excluding acquisitions)	$1,975.9	$173.6	$4.8	$2,154.3

(1)	Corporate consists of interest expense, interest income, allowance for equity during construction, noncontrolling interest and other costs such as income taxes, which are not allocated to the business segments.
(2)	There were no intersegment revenues for the year ended December 31, 2015.
(3)	Other income (expense) for our Natural Gas segment includes our equity investment in the Texas Express NGL system.
(4)	Totals assets for our Natural Gas segment includes $372.3 million for our equity investment in the Texas Express NGL system.

	As of and for the year ended December 31, 2014
	Liquids	Natural Gas		Corporate (1)	Total
	(unaudited, in millions)
Operating revenues: (2)
Commodity sales	$-	$5,693.9		$-	$5,693.9
Transportation and other services	2,070.4	200.4		-	2,270.8
	2,070.4	5,894.3		-	7,964.7
Operating expenses:
Commodity costs	-	5,145.9		-	5,145.9
Environmental costs, net of recoveries	97.3	-		-	97.3
Operating and administrative	500.8	423.0		10.6	934.4
Power	226.6	-		-	226.6
Asset impairment	-	15.6		-	15.6
Depreciation and amortization	306.8	151.4		-	458.2
	1,131.5	5,735.9		10.6	6,878.0
Operating income (loss)	938.9	158.4		(10.6)	1,086.7
Interest expense, net	-	-		(403.2)	(403.2)
Allowance for equity used during construction	-	-		57.2	57.2
Other income (expense)	-	13.2	(3)	(4.3)	8.9
Income (loss) before income tax expense	938.9	171.6		(360.9)	749.6
Income tax expense	-	-		(9.6)	(9.6)
Net income (loss)	938.9	171.6		(370.5)	740.0
Less: Net income attributable to:
Noncontrolling interest	-	-		263.3	263.3
Series 1 preferred unit distributions	-	-		90.0	90.0
Accretion of discount on Series 1 preferred units	-	-		14.9	14.9
Net income (loss) attributable to general and limited partner
ownership interests in Enbridge Energy Partners, L.P.	$938.9	$171.6		$(738.7)	$371.8
Total assets	$11,871.2	$5,633.5	(4)	$242.2	$17,746.9
Capital expenditures (excluding acquisitions)	$2,563.4	$230.0		$6.0	$2,799.4

(1)	Corporate consists of interest expense, interest income, allowance for equity during construction, noncontrolling interest and other costs such as income taxes, which are not allocated to the business segments.
(2)	There were no intersegment revenues for the year ended December 31, 2014.
(3)	Other income (expense) for our Natural Gas segment includes our equity investment in the Texas Express NGL system.
(4)	Totals assets for our Natural Gas segment includes $380.6 million for our equity investment in the Texas Express NGL system.

	As of and for the year ended December 31, 2013
	Liquids	Natural Gas		Corporate (1)	Total
	(unaudited, in millions)
Operating revenues: (2)
Commodity sales	$-	$5,368.5		$-	$5,368.5
Transportation and other services	1,519.9	228.7		-	1,748.6
	1,519.9	5,597.2		-	7,117.1
Operating expenses:
Commodity costs	-	4,948.9		-	4,948.9
Environmental costs, net of recoveries	273.7	-		-	273.7
Operating and administrative	461.0	449.8		7.6	918.4
Power	147.7	-		-	147.7
Depreciation and amortization	244.9	143.1		-	388.0
	1,127.3	5,541.8		7.6	6,676.7
Operating income (loss)	392.6	55.4		(7.6)	440.4
Interest expense, net	-	-		(320.4)	(320.4)
Allowance for equity used during construction	-	-		43.1	43.1
Other income (expense)	-	(1.5	)(3)	17.5 (4)	16.0
Income (loss) before income tax expense	392.6	53.9		(267.4)	179.1
Income tax expense	-	-		(18.7)	(18.7)
Net income (loss)	392.6	53.9		(286.1)	160.4
Less: Net income attributable to:
Noncontrolling interest	-	-		88.3	88.3
Series 1 preferred unit distributions	-	-		58.2	58.2
Accretion of discount on Series 1 preferred units	-	-		9.2	9.2
Net income (loss) attributable to general and limited partner ownership interests in Enbridge Energy Partners, L.P.	$392.6	$53.9		$(441.8)	$4.7
Total assets	$9,268.9	$4,635.1	(5)	$997.5	$14,901.5
Capital expenditures (excluding acquisitions)	$2,330.7	$251.3		$18.8	$2,600.8

(1)	Corporate consists of interest expense, interest income, allowance for equity during construction, noncontrolling interest and other costs such as income taxes, which are not allocated to the business segments.
(2)	There were no intersegment revenues for the year ended December 31, 2013.
(3)	Other income (expense) for our Natural Gas segment includes our equity investment in the Texas Express NGL system, which began recognizing operating costs during the fourth quarter of 2013.
(4)	Other income (expense) for our Corporate segment includes a gain of $17.1 million from the El Dorado storage facility sale in November of 2013.
(5)	Totals assets for our Natural Gas segment includes $ 371.3 million for our equity investment in the Texas Express NGL system.